Exhibit 10.2

R.J. O’BRIEN

Security Agreement and Assignment of Account

THIS ACCOUNT CONTROL AGREEMENT dated as of March 26, 2004 (the “Agreement”), among Golden Grain Energy, a LLC (together with its successors and assigns, the “Debtor”), Home Federal Savings Bank, a Corp (together with its successors and assigns, the “Secured Party”) and R. J. O’BRIEN, an Illinois corporation (together with its successors and assigns, the “Commodity Intermediary”).

WHEREAS, the Debtor and the Secured Party are parties to a Secured Financing Agreement dated as of a date even herewith which provides for the Debtor to grant a security interest in certain assets to the Secured Party (the “Financing Agreement”); and

WHEREAS, the assets pledged to the Secured Party include interests of the Debtor in its Trading Account at the Commodity Intermediary (each as defined below); and

WHEREAS, it is a condition to the provision of financing under the Financing Agreement that the Debtor, the Secured Party and the Commodity Intermediary enter into an Account Control Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and for other good and valuable consideration, the parties herby agree as follows:

SECTION 1.                                Definitions.  As used herein, the following terms have the following meanings:

“Distributions” means interest, dividends or distributions on any Investment Property or other property that is credited to the Trading Account.

“Entitlement Order” shall have the meaning provided in Section 4.

“Investment Property” shall mean any “investment property,” as defined in Section 9-102(a)(49) of the UCC.

“Lien” shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proceeds” shall mean all cash and other proceeds and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, other realization upon any Investment Property or other property that is credited to the Trading Account.

“Trading Account” shall have the meaning provided in Section 2(a)(i).

“Trading Account Property” shall mean each item of property (whether Investment Property, a security, a security entitlement, a commodity contract, an instrument or cash), Including Proceeds and Distributions (i) that is or may in the future be standing to the credit of the Trading Account, (ii) that has been received and accepted, or may in the future be received and accepted, by the Commodity Intermediary for credit to the Trading Account or (iii) as to which the Commodity Intermediary is or may in the future become obligated by law, regulation, rule or agreement to credit to the Trading Account.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of Illinois.

SECTION 2.                                Establishment of Trading Account.

(a)                                  The Commodity Intermediary hereby confirms and agrees that:

(i)                                     At the request of, and for the account of the Debtor, as owner of the assets therein, the Commodity Intermediary has established account number              in the name of “Golden Grain Energy, LLC as Debtor” (such account and any successor account, being herein called the “Trading Account”).  The Commodity Intermediary shall not change the name or account number of the Trading Account without the prior written consent of the Secured Party.

(ii)                                  Any and all monies or payments which may be received by the Debtor, to which the Secured Party is entitled under and by reason of this Agreement, shall be received by the Debtor as trustee for the Secured Party and shall be immediately delivered in kind to the Secured Party without commingling.

(iii)                               The Trading Account is an account to which Investment Property is or may be credited.

(iv)                              Except for margin, commission and fee payments required to be made in respect of the Trading Account, no debit of cash to the Trading Account shall be made except pursuant to written instructions from the Secured Party, and the Commodity Intermediary shall forthwith honor all debit instructions from the Secured Party by transmitting each disbursement in immediately available funds as instructed.

(b)                                 The Debtor hereby constitutes and appoints the Secured Party its true, lawful and irrevocable attorney to demand, receive and enforce payments and to give receipts, releases, satisfaction for, and to sue for all monies payable to the Debtor, and this may be done in the name of the Secured Party with the same force and effect as the Debtor could do had this Agreement not been made.

(c)                                  The Debtor agrees to take such steps and execute and deliver (or cause the execution and delivery of) such financing and other documents, agreements (including, without limitation, security agreements) and papers (all in form and substance acceptable to the Secured Party) as the Secured Party may from time to time request to perfect preserve the security interest granted hereby.

SECTION 3.                                Payment of Funds.

(a)                                  The Commodity Intermediary will comply with all notifications it receives directing it to liquidate or redeem any property in the Trading Account originated by the Secured Party without further consent by the Debtor.  The Secured Party is hereby authorized and fully empowered without further authority from the Debtor to request the Commodity Intermediary to pay the Secure Party funds that may hereafter be withdrawable or payable out of the Trading Account, and the Commodity Intermediary is hereby authorized and directed to pay such funds to the Secured Party upon its demand.  The Secured Party is also hereby authorized and fully empowered without further authority from the Debtor to request the Commodity Intermediary to remit to the Secured Party any funds that may be due to the Debtor, and the Commodity Intermediary is hereby authorized and directed to pay to the Secured Party such sums as the Secured Party shall so request or demand without the consent of, or notice to, the Debtor.  The Debtor agrees not to withdraw or attempt to withdraw any funds or other property from the Trading Account except as permitted by the Secured Party.

(b)                                 Any sums paid by the Commodity Intermediary from the Trading Account to the Secured Party shall be applied by the Secured Party to the payment of any indebtedness owed by the Debtor to the Secured Party.  Any balance remaining after the payment of said indebtedness shall be paid by the Secured Party to the Debtor.  The receipt or receipts of the Secured Party for such funds so paid to it by the Commodity Intermediary shall, as to the Commodity Intermediary, operate as the receipt by the Debtor as fully and as completely as if funds had been paid to the Debtor in person and receipted for by the Debtor.

SECTION 4.                                Entitlement Orders.

(a)                                  The Debtor hereby grants its continuing consent to the Commodity Intermediary to comply with any and all notifications, whether written or oral, communicated to the Commodity Intermediary directing transfer, liquidation, or redemption of any of the Trading Account Property (each such notification being referred to herein as an “Entitlement Order”) originated by the Secured Party, without any further consent by the Debtor or any other Person.

(b)                                 Nothing herein contained shall be construed so as to prevent the Debtor from remaining the owner, subject to the interest for the Secured Party as it may appear, of the Trading Account.  Until the Secured Party elects to the contrary and delivers notice of such election in writing to the Commodity Intermediary, the Debtor may make such additional transactions in said account as the Commodity Intermediary shall be willing to accept for execution and/or clearance.  In the event the Secured Party does make such election and delivers such notice in writing to the Commodity Intermediary, the Debtor shall not thereafter executed any transactions in the Trading Account, and the Commodity Intermediary shall cease complying with orders or other directions concerning the Trading Account, and the Commodity Intermediary shall cease complying with order or other directions concerning the Trading Account originated by the Debtor.  Upon receipt by the Commodity Intermediary of notice of such election and if directed by the Secured Party, the Commodity Intermediary will use commercially reasonable efforts to cancel open orders that have been entered by the Debtor through the Commodity Intermediary which have not yet been executed.  If the Commodity Intermediary is unable to cancel such orders before they are executed, the transactions will be considered valid and binding on the Debtor and the Secured Party.  In the event that orders are executed for the Debtor’s account by a third party pursuant to the terms of a “give-up” or similar agreement among the Debtor, the Commodity Intermediary and such third party, the Commodity Intermediary will use commercially reasonable efforts, subject to the terms of such agreement, to notify such third party that the Commodity Intermediary will not thereafter accept trades executed by such third party for clearance into the Debtor’s account.

(c)                                  The Commodity Intermediary has not entered into any agreement with the Debtor or any other Person purporting to limit or condition the obligation of the Commodity Intermediary to comply with Entitlement Orders originated by the Secured Party.

(d)                                 If at any time the Commodity Intermediary shall receive any Entitlement Order from the Secured Party, the Commodity Intermediary shall comply with such Entitlement Order without further consent by the Debtor or any other Person, notwithstanding that such Entitlement Order may conflict with any instruction or notification by the Debtor or any other Person.

(e)                                  The Commodity Intermediary need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Debtor to give an Entitlement Order or a notice of exclusive control.  The Commodity Intermediary may rely on notices and communications it reasonably believes are given by the appropriate party.

(f)                                    The Commodity Intermediary will not be liable to the Secured Party for complying with orders or other instructions from the Debtor that are received by the Commodity Intermediary before the Commodity Intermediary has received and had reasonable opportunity to act on the Secured Party’s notice of election of exclusive control.

(g)                                 The rights and powers granted to the Secured Party under this Section 4 and the other provisions of this Agreement have been granted in order to perfect the Secured Party’s Lien with respect to the Trading Account and the Trading Account Property, are powers coupled with an interest, and will not be affected by the bankruptcy of the Debtor or by the lapse of time.

SECTION 5.                                Additional Rights of the Secured Party.

(a)                                  Whenever the Secured Party deems it necessary for its protection, it shall be entitled, without the consent or concurrence of or prior notice to the Debtor, to direct the Commodity Intermediary to liquidate any and all then outstanding open positions in the Trading Account and to direct the Commodity Intermediary to pay to the Secured Party any credit balance as shall exist in the Trading Account after such liquidation and after the payment to the Commodity Intermediary of all indebtedness of the Debtor to the Commodity Intermediary in connection with transactions in the Debtor’s accounts with the Commodity Intermediary.  The Debtor shall be liable to the Commodity Intermediary for any debit or deficit that may be created when the Secured Party initiates a liquidation.

(b)                                 If the Commodity Intermediary requires additional margin for an open position, the Secured Party shall advance to the Commodity Intermediary on behalf of the Debtor such amounts as may be required by the Commodity Intermediary to margin such position, or shall give the Commodity Intermediary reasonable notice of its intent not to advance such margin as stated below; provided, however, that the Debtor in all respects shall remain liable to the Secured Party for any amount so advanced.  The Secured Party shall notify the Commodity Intermediary immediately, and in no event more than one business day after the Commodity Intermediary requests additional margin, if the Secured Party determines not to make any further advance or extension of credit on behalf of the Debtor.

(c)                                  The Debtor and the Secured Party agree that the Secured Party may obtain collateral for the Debtor obligations and that the Secured Party may proceed hereunder against the Trading Account or resort to any other collateral, or both, in its sole discretion.

Section 6.                                            Commodity Intermediary Lien.  The security interest and Lien of the Secured Party against the Debtor’s Trading Account is subject to the Commodity Intermediary’s right of set-off and to the prior payment of all indebtedness of the Debtor to the Commodity Intermediary as such may exist from time to time, including fees and commissions which may have been incurred in connection with the Debtor’s transactions with the Commodity Intermediary, and to the Commodity Intermediary’s Lien and the right of foreclosure thereof in connection with the indebtedness of the Debtor to the Commodity Intermediary (including any right of the Commodity Intermediary to liquidate open positions or exercise commodity options, all without prior demand for additional margin without prior notice).

SECTION 7.                                Governing Law.

(a)                                  Regardless of any provisions of any other agreement, this Agreement, the Trading Account, Trading Account Property, or other property therein shall be governed by and construed in accordance with the internal law (excluding the conflicts-of-law rules) of the State of Illinois.

(b)                                 Regardless of any provision in any other agreement, for purpose of Sections 9-304, 9-305, 9-306 and 8-110(e) of the UCC, the Commodity Intermediary’s jurisdiction and location of the accounts established pursuant to Section 2 hereof shall be deemed to be the State of Illinois, and the parties agree that none of them has entered or will enter into any agreement to the contrary.

SECTION 8.                                Conflict with Other Agreements.  In the event of any conflict between the terms of the Commodity Intermediary’s account agreement (or any portion thereof) with the Debtor and this Agreement, such account agreement shall prevail.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, other than such account agreement, the terms of this Agreement shall prevail.

SECTION 9.                                Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

SECTION 10.                          Severability.  To the extent any provision of the Agreement is found by a tribunal of competent jurisdiction to be unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

SECTION 11.                          Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Debtor, the Secured Party and the Commodity Intermediary and their respective successors (including their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law and not by agreement or other voluntary act) and assigns, except that neither the Debtor nor the Commodity Intermediary may assign or delegate any of its respective rights or obligations under this Agreement without the prior written consent of the Secured Party.  In the event of any assignment by the Secured Party, the Secured Party shall give written notice of such assignment to the Debtor and the Commodity Intermediary and the assignee will thereupon be the Secured Party hereunder, with all the same rights, duties and privileges as though originally named as the Secured Party hereunder.

SECTION 12.                          No Adverse Claims.  Except for the claims and interest of the parties hereto in the Trading Account and the Trading Account Property, the Commodity Intermediary does not know of any claim to, or interest in, the Trading Account or the Trading Account Property.  If any Person notifies the Commodity Intermediary that it is asserting any Lien or adverse claim (including, but not limited to, any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Trading Account or the Trading Account Property, the Commodity Intermediary will promptly notify the Secured Party and the Debtor thereof.

SECTION 13.                          Maintenance of Trading Account.  In addition to, and not in lieu of, the obligation of the Commodity Intermediary to honor Entitlement Orders as agreed in Section 4 hereof, the Commodity Intermediary agrees to maintain the Trading Account as follows:

(a)                                  The Commodity Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Trading Account to Debtor and, upon the request of the Secured Party, simultaneously to the Secured Party at the address provided in this Agreement.

(b)                                 All items of income, gain, expense and loss recognized in the Trading Account be reported to taxing authorities under the name and taxpayer identification number (if applicable) of the Debtor.

SECTION 14.                          Representations and Warranties of the Commodity Intermediary.

(a)                                  The Commodity Intermediary covenants, represents and warrants as follows (where applicable, within the meaning of relevant provisions of the UCC and Code of Federal Regulations).

(i)                                     that it is a “Commodity Intermediary” (as defined in Section 9-102(a)(17) of the UCC);

(ii)                                  that the Commodity Intermediary has not entered into, and until the termination of this Agreement will not entered into without the consent of the Secured Party, any arrangements granting or purporting to grant “control” (as defined in Section 9-106 of the UCC) over the Trading Account or the Trading Account Property with any Person except the Secured Party;

(iii)                               that the Trading Account (A) is or has been established as set forth in Section 2 above, (B) is a “commodity account” as such term is defined in Section 9-102(a)(14) of the UCC, and (C) will be maintained in the manner set forth herein until termination of this Agreement and

(iv)                              that this Agreement is the valid and legally binding obligations of the Commodity Intermediary.

SECTION 15.                          Indemnification and Exculpation of the Commodity Intermediary.  The Debtor and the Secured Party, jointly and severally, hereby agree that (a) the Commodity Intermediary (which shall include for purposes of the entirety of this Section 15, its directors, officers, employees and agents) is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this Agreement and the compliance of the Commodity Intermediary with the terms of this Agreement, except to the extent that such liabilities arise from the Commodity Intermediary’s bad faith, gross negligence or willful misconduct and (b) the Debtor and the Secured Party and their successors and assigns, jointly and severally, shall at all times indemnify and save harmless the Commodity Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the Financing Agreement or the compliance of the Commodity Intermediary with the terms hereof, except to the extent that such arises from the Commodity intermediary’s bad faith, gross negligence or willful misconduct and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and disbursements and other expenses of every nature and character arising by reason of the same.  The indemnity shall survive the termination of the Agreement and the resignation or removal of the Commodity Intermediary.

SECTION 16.                          Notices.  Any notices, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered Unties States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below; provided, however, that Entitlement Orders may be given orally and if so will be deemed to have been properly given at the time of oral delivery.  In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopy or otherwise, the Commodity Intermediary is authorized to seek confirmation of such instructions by telephone call-back to the source at the source’ s voice number as set forth below, and the Commodity Intermediary may rely upon the confirmations of anyone purporting to be the person or persons so designated.  The persons and telephone number for call-backs may be changed only in writing actually received and acknowledged by the Commodity Intermediary.  The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

Debtor:		Secured Party

[Company Name]	Golden Grain Energy, LLC	[Company Name]	Home Federal Savings Bank
[Address Line 1]	Box 435	[Address Line 1]	14 North 7th Avenue, Suite 29
[Address Line 2]	New Hampton, Iowa	[Address Line 2]	St. Cloud Minn 56303
Telephone Number:	(X) 641-394-4059	Telephone Number:	(X) 302-259-4082
Facsimile Number:	(X) 641-394-2431	Facsimile Number:	(X) 6302-259-4065
	Please Print		Please Print

Commodity Intermediary:

R.J. O’Brien

222 S. Riveside Plaza

Chicago, Illinois 60606

Telephone Number: (312) 373-5000

Facsimile Number:   (312) 373-5225

Any party may change his, her or its address for notices in the manner set forth above.

SECTION 17.                          Termination.  The obligations of the Commodity Intermediary to the Secured Party pursuant to the Agreement shall continue in effect until the security interest of the Secured Party in the Trading Account and the Trading Account Property has been terminated pursuant to the terms of the Financing Agreement and the Secured Party has notified the Commodity Intermediary of such termination in writing.  The termination of this Agreement shall not termination the Trading Account or alter the obligations of the Debtor to the Commodity Intermediary pursuant to the other agreement with respect to the Trading Account.

SECTION 18.                          Counterparts.  This Agreement may be exuded in one or more counterparts (including faxed versions) each of which shall be deemed an original agreement, but all of which together constitute one and the same instrument.

IN WITNESS THEREOF, the undersigned have signed this Agreement as of the first date mentioned above.

Golden Grain Energy, LLC,	as Debtor

By:	/s/ Walter Wendland	President
	Name:	Title:

Home Federal Savings Bank	, as Secured Party

By:	/s/ Eric Oftedahl	VP
	Name:	Title:

R.J.O’Brien, as Commodity Intermediary

/s/ Jennifer Matrenec

By:	Jennifer Matrenec	Compliance Assistant
Name:		Title:

Rev. 4/02